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                                                                   EXHIBIT 10.03


                               STOCK OPTION PLAN
                                       OF
                            HIWAY TECHNOLOGIES, INC.

Preamble. The Board of Directors of HIWAY TECHNOLOGIES, INC. (the "Company") has
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adopted this Stock Option Plan effective January 1, 1997. It was approved by the
Class A Shareholders of the Company on June 3, 1997.

1.  Purpose.
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    The purpose of this Stock Option Plan (the "Plan") is to (a) give officers, executive personnel, selected consultants and employees (collectively, "Key Persons") of the Company an opportunity to acquire shares of the Class B Common Stock of the Company, $.01 par value (the "Class B Common Stock"), (b) provide an incentive for Key Persons to continue to promote the best interests of the Company, (c) enhance the long-term performance of the Company, and (d) provide an incentive for Key persons to join or to remain employees of the Company.

2.  Administration.
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    (a)  Board of Directors. The Plan shall be administered by the Board of
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Directors of the Company (the "Board"), which, to the extent it determines, may delegate its powers to administer the Plan (other than its powers under Section 11(c)) to a committee of directors (the "Committee") appointed by the Board and composed of not less than two members of the Board. If the Board appoints a Committee, references to the Board (except in Section 11(c)) shall be deemed to refer to the Committee. No member of the Board may exercise discretion with respect to, or participate in, the administration of the Plan if at any time while serving on the Committee or within one year prior to the exercise of the discretion or participation, the director received stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of the Company entitling the participants to acquire stock, stock options or stock appreciation rights of the Company or of any of the Company.

    (b)  Powers. Within the limits of the express provisions of the Plan, the
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Board shall determine: (i) the Key Persons to whom awards shall be granted, (ii)
the time or times at which awards shall be granted, (iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to each award. In making its determinations, the Board may take into account the nature of the services rendered and the present and potential contributions to the success of the Company and such other factors as the Board in its discretion deems relevant.

    (c)  Interpretations. Subject to the express provisions of the Plan, the
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Board may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the awards and make all other determinations it deems necessary or advisable for the administration of the Plan.
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    (d)  Determination. The determinations of the Board on all matters
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regarding the Plan shall be conclusive. A member of the Board shall only be liable for an action taken or determination made in bad faith.

    (e)  Non-uniform Determinations. The Board's determinations under the Plan,
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including determinations as to the persons to receive awards, the terms and provisions of each award and the agreements evidencing the awards, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

3.  Awards Under the Plan.
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    (a)  Type of Award.  Awards under the Plan may be granted in the following
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forms: (i) Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code, as described in Section 4, or (ii) Non-Qualified
Stock Options. (ISOs and Non-Qualified Stock Options are collectively referred to as "Stock Options.")

    (b)  Maximum Limitations. The aggregate number of shares of Class B Common
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Stock available for grant under the Plan is 500,000 representing approximately
9% of the currently outstanding equity interests in the Company, subject to adjustment pursuant to Section 7. Shares of Class B Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. If, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered or canceled without being exercised in whole or in part for any reason, the number of shares previously subject to that Stock Option (or the unexercised, terminated, forfeited or unearned portion of it) shall be added to the remaining number of shares of Class B Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of the Stock Option, upon such terms and conditions as the Board shall determine, which terms may be more or less favorable than those applicable to the former Stock Option.

4.  Stock Options Conditions.
    ------------------------

    Stock Options may be granted under the Plan for the purchase of shares of Class B Common Stock. Stock Options shall be in such form and upon such terms and conditions as the Board shall from time to time determine, subject to the following:

          (a)  Option Price. The option price (the "Option Price") of each Stock
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Option to purchase Class B Common Stock shall be determined by the Board, but the Option Price for each ISO shall not be less than 100% of the Fair Market Value (as defined in Section 1l(i)) of the Class B Common Stock subject to the ISO on the date of grant. If the optionee, at the time an ISO is granted to the optionee, owns more than 10% of the total combined voting power of all classes of the stock of the Company or of a parent or subsidiary (a "10% Stockholder"), the Option Price of each ISO to purchase Class B Common Stock granted to the 10% Stockholder shall not be less than

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110% of the Fair Market Value of the Class B Common Stock subject to the ISO on the date of grant.

          (b)  Term of Options.  No Stock Option shall be exercisable after the
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date ten years and one day after the date the Stock Option is granted. No ISO granted to a 10% Stockholder shall be exercisable after the date five years and one day after the date the ISO is granted.

          (c)  Exercisability of Options.  Stock Options shall become
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exercisable at rates per year of the Stock Options granted to each grantee as determined by the Board or the Committee as the case may be. The number of Stock Options that may become exercisable per year for each Key Person may not exceed $100,000 divided by the Option Price.

          (d)  Conditions of Grant.  As a condition to the grant of a Stock
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Option, the Board may require a Key Person who receives a Stock Option to enter into one or more of the following agreements with the Company on or prior to the date of grant of the Option (or, with respect to the Class B Shareholders' Agreement, upon exercise of a Stock Option):

               (i) Confidentiality and Non-Competition Agreement with the Company which shall remain effective during the Key Person's employment and for two years after the termination of employment of an employee/recipient or such other date as the Board determines for other recipients. The covenant shall contain terms and conditions specified by the Board;

               (ii) The Class B Shareholders' Agreement effective January 1, 1997 (the Class B "Shareholders' Agreement") among the Company, the persons named as parties to the Class B Shareholders' Agreement and the persons set forth in Schedule A to the Class B Shareholders' Agreement.

               (iii) An Incentive Stock Option Agreement or a Non-Qualified Stock Option Agreement, as the case may be, in a form prescribed by the Company, reflecting the terms and conditions of the grant of the Stock Options.

If the Key Person fails to enter into any of the agreements requested by the Board, no Stock Options shall be granted to the Key Person, and the number of shares of Class B Common Stock that would have been subject to the Stock Option shall be added to the remaining shares of Class B Common Stock available for grant as Stock Options under the Plan.

5.  Provisions Applicable to Stock Options.
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    (a)  Exercise.  Stock Options shall be subject to terms and conditions, be
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exercisable at such time or times, and be evidenced by the a Stock Option
Agreement as the Board shall determine. These determinations shall not be inconsistent with other provisions of the Plan.

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    (b)  Manner of Exercise of Options and Payment for Common Stock.  Stock
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Options may be exercised by an optionee by giving written notice to the
Secretary of the Company stating the number of shares of Class B Common Stock with respect to which the Stock Option is being exercised and tendering the Option Price for the shares. Payment for the Class B Common Stock issuable shall be made in full in cash or by certified check or, if the Board agrees, fully or partially in shares of Class B Common Stock of the Company. If the Option Price is paid wholly in shares, the number of shares of Class B Common Stock required to be delivered to the Company to pay for the shares of Class B Common Stock being acquired by the exercise of the Stock Option shall be determined by (1) multiplying the Option Price per share by the number of shares for which the Stock Option is being exercised and (2) dividing the product by the Fair Market Value per share of the Class B Common Stock on the date of exercise. As soon as reasonably practicable after the exercise, a certificate representing shares of Class B Common Stock purchased, registered in the name of the optionee, shall be delivered to the optionee.

6.  Transferability.
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    No Stock Option may be transferred, assigned, pledged or hypothecated
(whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon a Stock Option not specifically permitted in this Plan shall be null and void and without effect. A Stock Option may only be exercised by a Key Person during his or her lifetime, or pursuant to Section 10(c) by his or her estate or the person who acquires the right to exercise the Stock Option upon his or her death by bequest or inheritance.

7.  Adjustment Provisions.
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    The aggregate number of shares of Class B Common Stock with respect to which
Stock Options may be granted, the aggregate number of shares of Class B Common Stock subject to each outstanding Stock Option, and the Option Price per share of each Stock Option may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Class B Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section shall be made according to the sole discretion of the Board, and its decisions shall be binding and conclusive.

8.  Dissolution, Merger and Consolidation.
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    If all unexercised Stock Options will terminate as of the effective date
(the "Termination Effective Date") of a merger or other transaction in which the Company is not the survivor or on the dissolution of the Company (a "Company Terminating Event"), all Stock Options shall expire as of

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the Termination Effective Date. The Board shall give written notice of this event to each optionee at least 30 days prior to the Termination Effective Date. During the period from receipt of this notice to the Termination Effective
Date, each optionee shall have a right to exercise all unexercised Stock Options without regard to installment exercise limitations, but subject to the $100,000 per year limitations contained in Section 4(c). Unless sooner expired pursuant to Section 10(b) or (c), each Stock Option shall be exercisable after receipt of the written notice and prior to the Termination Effective Date.

9.  Plan Effective Date and Conditions Subsequent to Effective Date.
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    The Plan became effective as of January 1, 1997. No grant or award shall be made under the Plan after December 31, 2006. The Plan and all Stock Options granted under the Plan prior to December 31, 2006 shall remain in effect and be subject to adjustment and amendment until the Stock Options have been satisfied or terminated in accordance with the terms of the respective grants, awards and related agreements.

10.  Termination of Stock Options.
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     (a)  Each Stock Option shall, unless sooner expired pursuant to Section
10(b) or (c), expire on the first to occur of (1) the date one day after the tenth anniversary of the date of its grant or (2) the expiration date set forth in the applicable Stock Option Agreement.

     (b) In the case of an employee of the Company, all Stock Options granted to the employee shall expire on the first to occur of the applicable date set forth in paragraph (a) above and the date on which the employment of the employee with the Enterprise terminates for any reason other than death or disability. Upon receipt of notice of termination of employment, whether written or oral, an optionee/employee shall not thereafter have the right to exercise any Stock Options. The Board, in its sole discretion, by written notice given to a former employee, may permit the former employee to exercise Stock Options during a period following his or her termination of employment, which period shall not exceed 90 days. In no event, however, may the Board permit a former employee to exercise a Stock Option after the expiration date contained in the Stock Option Agreement evidencing the Stock Option. If the Board permits a former employee to exercise Stock Options during a period following his or her termination of employment pursuant to the preceding provisions, the Stock Options shall, to the extent unexercised, expire on the date that the former employee violates (as determined solely by the Board) any confidentiality agreement or covenant not to compete in effect between the Company and the former employee.

     (c) If the employment of an employee with the Company terminates by reason of disability (as determined by the Board consistent with Section 422 of the Internal Revenue Code), the employee's Stock Options shall expire on the first to occur of the date set forth in Section 10(a) or one year after the termination of employment. If an employee dies while employed with the Company or dies within three months (or one year if the employee is disabled) after the termination

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of employment, the employee's Stock Options shall expire on the first to occur of the date set forth in Section 10(a) or one year after the date of the employee's death.

11.  Miscellaneous.
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     (a)  Local and other Requirements. The obligation of the Company to sell
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and deliver Class B Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including the Securities Act of 1933, as amended. Certificates for shares of Class B Common Stock issued upon the exercise of Stock Options may bear a restrictive legend if the Board deems it appropriate.

     (b)  No Obligation to Exercise Options. The granting of a Stock Option
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shall impose no obligation upon an optionee to exercise the Stock Option.

     (c)  Termination and Amendment of Plan. The Board, without further action
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on the part of the Shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option granted under the Plan or may at any time terminate the Plan, except that, unless approved by the Shareholders in accordance with Section 9, the Board may not (except to the extent provided in Section 7): (i) change the total number of shares of Class B Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Stock Options; or (iv) change the class of persons eligible to be granted Stock Options under the Plan. No action taken by the Board under this Section may materially and adversely affect any outstanding Stock Option without the consent of the holder.

     (d)  Application of Funds. The proceeds received by the Company from the
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sale of Class B Common Stock pursuant to the exercise of Stock Options will be used for general corporate purposes.

     (e)  Withholding Taxes. Upon the exercise of a Stock Option, the Company
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shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of the certificate or certificates for shares of Class B Common Stock. In lieu thereof, the Company shall have the right to retain, or sell to other persons without notice to the optionee, a sufficient number of shares of Class B Common Stock to cover the amount required to be withheld. Under the Plan, whenever payments are to be made by the Company in cash or by check, these payments shall be net of all amounts needed to satisfy all federal, state and local withholding tax requirements.

     (f)  Right to Terminate Employment. Nothing in the Plan or any agreement
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entered into pursuant to the Plan shall confer on any Key Person or other optionee the right to continue in the employ of the Company or affect any right that the Company may have to terminate the employment of the Key Person or other optionee.

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     (g)  Rights as a Stockholder. No optionee shall have any right or
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privileges as a Shareholder unless and until certificates for shares of Class B
Common Stock are issued to that person.

     (h)  Leaves of Absence and Disability. The Board shall be entitled to make
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such rules, regulations and determinations as it deems appropriate under the
Plan in respect of any leave of absence taken by or disability of any employee/optionee. Without limiting the generality of the foregoing, the Board shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Plan, and
(ii) the impact, if any, of any such leave of absence on awards under the Plan already made to any employee/optionee who takes such leave of absence.

     (i)  Fair Market Value. Whenever the Fair Market Value of Class B Common
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Stock is to be determined under the Plan as of a given date, the Fair Market
Value shall be:

          (i) If the Class B Common Stock is traded on the over-the-counter market, the mean between the bid and the asked price for the Class B Common Stock at the close of trading for such date;

          (ii) If the Class B Common Stock is listed on a national securities exchange, or is traded on the NASDAQ National Market System or the NASDAQ Small Cap Market, the closing price of the Class B Common Stock on the Composite Tape or as otherwise officially reported for such date; and

          (iii) If the Class B Common Stock is not traded on the over-the-counter market, the NASDAQ National Market System, the NASDAQ Small Cap Market or listed on a national securities exchange, the value that the Board, in good faith, determines.

     (j)  Notices. Every direction, revocation or notice authorized or required
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by the Plan shall be deemed delivered to the Company (a) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (b) three business days after it is sent by registered or certified mall, postage prepaid, addressed to the Secretary at these offices; and shall be deemed delivered to an optionee (a) on the date it is personally delivered to the optionee or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the optionee at the last address shown for the optionee on the records of the Company.

     (k)  Applicable Law. All questions pertaining to the validity, construction
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and administration of the Plan and Stock Options shall be determined in conformity with the laws of the State of Florida.

     (l)  Elimination of Fractional Shares. If any provision of the Plan
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requires a computation of the number of shares of Class B Common Stock subject to a Stock Option and the number computed is not a whole number, the number shall be rounded down to the next whole number.

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     (m)  Shareholders' Agreement. If the Committee makes the execution of a
          -----------------------
Shareholders' Agreement a condition to the grant of an Option or a condition to the exercise of a Stock Option by an optionee, the Company shall be under no obligation to sell or deliver Class B Common Stock under the Plan to an optionee unless the optionee executes the Class B Shareholders' Agreement. The Company shall furnish a copy of the required Class B Shareholders' Agreement to each optionee required to execute the Class B Shareholders' Agreement prior to the time that execution is required.

     This Plan was effective as of the approval of the Company's Shareholders owning more than 60% of the Company's outstanding Class A Common Stock.



                                    HIWAY TECHNOLOGIES, INC.


                                    By:  /s/ Scott H. Adams
                                        --------------------------
                                        Scott H. Adams, President

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